AMENDMENT NO. 1 TO RECEIVABLE INTEREST SALE AGREEMENT

                  THIS AMENDMENT NO. 1 TO RECEIVABLE INTEREST SALE AGREEMENT, dated as of January 17, 2001 (this "AMENDMENT"), is entered into by Ferrellgas, L.P., a Delaware limited partnership ("ORIGINATOR"), and Ferrellgas Receivables, LLC, a Delaware limited liability company ("BUYER"), and pertains to the Receivables Interest Sale Agreement dated as of September 26, 2000 between Originator and Buyer (the "EXISTING AGREEMENT"). The Existing Agreement, as amended hereby, is hereinafter referred to as the "AGREEMENT." UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN EXHIBIT I TO THE EXISTING AGREEMENT.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto desire to amend the Existing
            Agreement as hereinafter set forth; and

                  WHEREAS, the Agent, on behalf of the Purchasers, is willing to consent to such Amendment;

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendment. Clause (iii) of the definition of "ELIGIBLE RECEIVABLE" set forth in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as f follows:

                  (iii) which is not, on any date of determination,  a Defaulted
         Receivable or a Charged-Off Receivable; PROVIDED, HOWEVER, that if such date of determination occurs on or after January 17, 2001 and on or before April 30, 2001, in addition to the foregoing, not more than 25% of all Receivables which would otherwise constitute "Eligible Receivables" may consist of Receivables as to which any payment, or part thereof, remains unpaid for 31 or more days from the original invoice date for such payment.

                  2. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, each of the Buyer and the Originator hereby represents and warrants to each of the other parties hereto as follows:

                  (a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Agreement as amended hereby, are within such party's organizational powers and authority and have been duly authorized by all necessary organizational action on its part;

                  (b) This Amendment has been duly executed and delivered by such party, and the Agreement, as amended hereby, constitutes such party's legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and

                  (c) As of the date hereof, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.

                  3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon execution by the Originator, the Buyer and the Agent of counterparts hereof and delivery of such executed counterparts to the Agent.

                  4.       Miscellaneous.
                           -------------

                  (a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS.

          (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  (c) Ratification of Agreement. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

                            Signature pages follow

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

FERRELLGAS, L.P.

BY:  FERRELLGAS, INC., its General Partner

By:
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Name:  Kevin T. Kelly
Title:   Chief Financial Officer




FERRELLGAS RECEIVABLES, LLC


By:
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Name:  Kevin T. Kelly
Title:   Chief Financial Officer

BY ITS SIGNATURE BELOW, THE AGENT, ON BEHALF OF THE PURCHASERS, HEREBY CONSENTS TO THE FOREGOING AMENDMENT AS OF THE DATE FIRST ABOVE WRITTEN:

BANK ONE, NA [MAIN OFFICE CHICAGO], AS AGENT


By:
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Name:
Title: